UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 2, 2005
WOLVERINE TUBE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12164 (Commission File Number)	63-0970812 (IRS Employer Identification No.)

200 Clinton Avenue West, Suite 1000 Huntsville, Alabama (Address of principal executive offices)	35801 (Zip Code)
Registrant’s telephone number, including area code: (256) 353-1310
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EX-99.1 PRESS RELEASE 08/02/05

Item 2.02 Results of Operations and Financial Condition.
     On August 2, 2005, Wolverine Tube, Inc. (the “Company”) issued a press release announcing the Company’s earnings for the three and six-month periods ended July 3, 2005. The press release is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired — Not Applicable

(b) Pro forma financial information — Not Applicable

(c) Exhibits

Exhibit No.	Description
99.1	Press release, dated August 2, 2005, issued by Wolverine Tube, Inc. announcing the Company’s earnings for the three and six-month periods ended July 3, 2005.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
Dated: August 2, 2005

WOLVERINE TUBE, INC.
By:	/s/ Thomas B. Sabol
Thomas B. Sabol
Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated August 2, 2005, issued by Wolverine Tube, Inc. announcing the Company’s earnings for the three and six-month periods ended July 3, 2005.